SURETY AGREEMENT

SURETY AGREEMENT (the “Surety Agreement”) dated as of the 24 day of July, 2006, by those entities listed on the signature page hereto (hereinafter individually referred to as the “Surety” and collectively as the “Sureties”), of DORMAN PRODUCTS, INC. (formerly R & B, INC.), a Pennsylvania corporation (“Dorman” or the “Debtor”), to and in favor of WACHOVIA BANK, NATIONAL ASSOCIATION for itself and as agent for the Banks (collectively, the “Creditor”) under the Third Amended and Restated Credit Agreement dated July      , 2006 among Debtor, Creditor and such Banks (as the same may be amended from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to extend credit to Dorman in an aggregate principal amount of not more than $30,000,000 (the “Credit Facilities”); and

WHEREAS, the words and terms used herein which are defined in the Credit Agreement shall have the meanings set forth therein, unless the context hereof otherwise clearly requires; and

WHEREAS, the Banks are willing to make available the Credit Facilities to Dorman upon the condition that the Sureties guaranty and becomes sureties to the Banks for the payment and performance of the Obligations of Dorman under the Credit Agreement or under any of the other Loan Documents related thereto, and Dorman’s performance of and compliance with all of the other terms, covenants, conditions, stipulations and agreements contained in the Credit Agreement or the other Loan Documents in the manner herein set forth; and

WHEREAS, the proceeds of the Credit Facilities are in substantial part being made available to the Sureties through Dorman, and the Credit Facilities constitute the primary working capital financing available to the Sureties; and

WHEREAS, the Credit Facilities are being made available in the form of credit to Dorman rather than as separate loans to the Sureties at the request of Dorman and the Sureties to facilitate the consolidated operation of their financial affairs;

NOW, THEREFORE, for and in consideration of the credit extended by the Banks to R&B under the Credit Agreement, a portion of which will be available to the Surety, and intending to be legally bound hereby, the Sureties agree as follows:

1. Surety Agreement.

(a) The Sureties hereby, jointly and severally, guaranty and become unconditional sureties to the Creditor, its successors, endorsees and assigns for the prompt payment and performance when due (subject to applicable grace periods) of all Obligations of the Debtor as defined in the Credit Agreement.

(b) The Sureties agree that from time to time hereafter at the request of the Creditor, the Sureties will promptly execute and deliver to the Creditor a Ratification and Confirmation of this Surety Agreement in the form attached hereto as Exhibit “A.”

(c) This Surety Agreement shall be irrevocable, unconditional, continuing, effective and binding upon the Sureties as to all Obligations regardless of whether they are incurred before, on or after the date hereof and how long hereafter they are incurred or remain unpaid. This Surety Agreement shall constitute a surety agreement as well as a guarantee, and the Creditor shall have no obligation or requirement to make any demand or claim upon or institute any action or pursue or enforce any right or remedy against the Debtor or any of its assets or properties, before enforcing this Surety Agreement against the Sureties and their assets and properties. The Creditor may make demand upon the Sureties hereunder and enforce this Surety Agreement at any time and from time to time as often as desired and without limit. The Sureties’ liabilities hereunder shall be payable immediately upon demand during the continuance of an Event of Default, and such liabilities due but unpaid shall bear interest at the Default Rate (but without duplication of the Default Rate payable by the Debtor).

(d) If a claim is made upon the Creditor for repayment or recovery of any amount or amounts received by the Creditor which had the effect of reducing the liability of the Sureties hereunder and the Creditor repays all or part of such amount or amounts by reason of a judgment, decree or order of any court or administrative body having jurisdiction over the Creditor or any of its property, then and in such event, the Sureties agree that any such judgment, decree, order, settlement or compromise shall be binding upon the Sureties, whether or not this Surety Agreement shall have been terminated or canceled, and the Surety shall be and continue to remain jointly and severally liable to the Creditor hereunder to the same extent as if such amount had never originally been received by the Creditor.

2. Unconditional Liability. The liability of the Sureties hereunder is absolute and unconditional and shall not be reduced, diminished or released in any way by reason of:

(a) any failure by the Creditor to obtain, retain or preserve, or the lack of enforcement of, any rights against or any other person or in any property;

(b) the invalidity of any such rights which the Creditor may attempt to obtain;

(c) any delay in enforcing or any failure to enforce any such rights even if such rights are thereby lost;

(d) any delay in making demand on the Debtor for performance or payment of the Obligations or any of them; or

(e) any non-perfection or any priority or lack thereof of any collateral for the Obligations.

3. Consents. The Sureties hereby:

(a) Consent to all agreements made or to be made between the Creditor and any other person(s) liable, either absolutely or on a contingent basis, on any Obligations, including the Debtor and any co-maker, endorser, surety or guarantor with respect thereto (any such person being hereinafter referred to as an “Obligor”) except as provided herein, and further agrees that the Sureties’ liability hereunder shall not be reduced, limited or diminished in any way;

(b) Agree that the Creditor may, at its sole option, without in any way affecting the Sureties’ liability hereunder: (i) exchange, surrender or release any or all collateral or any guaranty or surety held by the Creditor for any of the Obligations; (ii) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Obligations; (iii) waive any of the Creditor’s rights or remedies against the Debtor; and (iv) apply any payment received on account of the Obligations to or on account of such of the Obligations and in such order, as the Creditor in its sole discretion may elect;

(c) Consent to the taking of, or failure to take, from time to time, any action of any nature whatsoever with respect to the Obligations and with respect to any rights against any person or persons (including without limitation any Obligor) or in any property, including without limitation any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases; and

(d) Agree that the Sureties shall remain fully liable, jointly and severally, hereunder notwithstanding any of the foregoing.

4. Waivers. The Sureties hereby waive:

(a) All notices of any character whatsoever with respect to this Surety Agreement or the Obligations, including but not limited to, notice of: the present existence or future incurring of any Obligations; the amount, terms and conditions thereof; any defaults thereon; acceptance hereof; and any presentment, demand, protest, dishonor, or notice of dishonor with respect hereto;

(b) The benefit of all laws or defenses now or hereafter in effect in any way limiting or restricting the liability of the Sureties hereunder, except the defense of payments made to the Creditor on account of the Obligations and the liability of the Sureties hereunder;

(c) All right to stay of execution and exemption of property in any action to enforce the liability of the Sureties hereunder; and

(d) Any right to be paid, in advance of full and final payment of all Obligations, any amount arising from the Sureties’ rights of indemnification, subrogation, contribution, or any and all other rights at law or in equity of a surety and/or a guarantor to succeed to any of the rights of the Creditor, including without limitation rights to any payment made on account of the Obligations, regardless of the source of such payment.

5. Payment of Costs. In addition to all other liabilities of the Sureties hereunder, the Sureties also agree to pay to the Creditor on demand all costs and expenses (including reasonable attorneys’ fees and legal expenses) which may be incurred in the enforcement, during the continuance of an Event of Default, by the Creditor of any of its rights or remedies pursuant to this Surety Agreement, the Credit Agreement or the other Loan Documents.

6. Acceleration of Obligations. During the continuance of any of the following events (each an “Event of Default”), all of the Obligations shall, at the Creditor’s sole option, be deemed to be forthwith due and payable for the purposes of this Surety Agreement, and the liabilities of the Sureties hereunder shall be immediately due and payable and may be enforced, whether or not the Creditor elects to exercise any of its rights or remedies against any other person or against any collateral, including without limitation any other Obligor:

(a) If any event of default, default, breach or violation shall occur under this Surety Agreement, the Credit Agreement, the Notes, or any other Loan Documents;

(b) If any of the Sureties or any Affiliate becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against any of the Sureties or any Affiliate under any provision of any state or federal law or statute alleging that any of the Sureties or any Affiliate is insolvent or unable to pay debts as they mature or under any provision of the Bankruptcy Reform Act of 1978, so amended (the “Bankruptcy Code”) which, in the case of an involuntary proceeding, shall continue for sixty (60) days without being stayed, set aside or vacated; or

(c) If a final judgment or judgments for the payment of money (other than those which an insurance company has agreed in writing to pay) in excess of an aggregate of $250,000 is entered against any of the Sureties or any Affiliate which remains unsatisfied for fifteen (15) days or any attachment, levy or garnishment is issued against any property of any of the Sureties or any Affiliate; or

(d) If any financial statement, representation, warranty, or certificate made or furnished by or on behalf of any of the Sureties or Debtor to the Creditor in connection with this Surety Agreement, the Credit Agreement or any of the other Loan Documents, is materially false, incorrect, or incomplete in any material respect on the date as of which made.

For purposes of this Section 6, “Affiliate” shall not include the individual Berman family members.

7. Miscellaneous.

(a) The Creditor’s rights and remedies hereunder shall be binding upon the Sureties and their successors, assigns and legal representatives, and shall inure to the benefit of the Creditor, its endorsees, affiliates, successors and assigns forever. If the Debtor consists of more than one person or entity, such persons or entities shall be jointly and severally liable hereunder.

(b) No amendment or waiver of any provision of this Surety Agreement nor consent to any departure by the Surety therefrom, shall in any event be effective unless the same shall be in writing and signed by the Creditor. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Sureties in any case shall entitle the Sureties to any other or further notice or demand in the same, similar or other circumstances.

(c) Any provision of this Surety Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Surety Agreement, and any such provision in any other jurisdiction. All rights, remedies and powers provided in this Surety Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Surety Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Surety Agreement unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

(d) No liability or obligation hereunder may be delegated by the Sureties, without the prior written approval of the Creditor. The Creditor may assign its interests and rights hereunder or in connection with the Obligations, in whole or in part, to any party whatsoever.

(e) This Surety Agreement shall be construed in accordance with and governed by the laws, including equitable principles but without regard to principles of conflict of laws, of the Commonwealth of Pennsylvania, in all respects. The Sureties hereby agree to the jurisdiction and venue of any federal or state court in the Eastern District of Pennsylvania.

(f) The Section headings in this Surety Agreement are for convenience only and shall not affect the construction hereof.

(g) This Surety Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together shall constitute but one instrument.

8. THE SURETIES AND THE CREDITOR (BY ACCEPTANCE HEREOF) HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE SURETIES OR THE CREDITOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS SURETY AGREEMENT OR THE TRANSACTIONS RELATED THERETO. THE SURETIES REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF THE CREDITOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE CREDITOR WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE SURETIES ACKNOWLEDGE THAT THE CREDITOR HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

9. DURING THE CONTINUANCE OF A DEFAULT, THE SURETIES HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ANY OTHER STATE UPON THE FAILURE OF THE SURETIES TO PAY WHEN DUE ANY SUM PAYABLE BY THE SURETIES HEREUNDER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE SURETIES FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS SURETY AGREEMENT, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT NOT TO EXCEED THE LESSER OF FIFTEEN PERCENT (15%) OF THE PRINCIPAL AMOUNT OF SUCH JUDGMENT OR $5,000 ADDED FOR COLLECTION FEES. THE SURETIES HEREBY WAIVE THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THE SURETIES ALSO HEREBY WAIVE THEIR RIGHT TO OBJECT TO AND RELEASES ALL PROCEDURAL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS SURETY AGREEMENT, VERIFIED BY AFFIDAVIT OF THE CREDITOR OR SOMEONE ON BEHALF OF THE CREDITOR, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY. SUCH AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE SURETIES SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

THE SURETIES REPRESENT AND ACKNOWLEDGE THAT THEY HAVE REVIEWED ALL OF THE PROVISIONS OF THIS SURETY AGREEMENT WITH AN ATTORNEY, INCLUDING WITHOUT LIMITATION PARAGRAPHS 8 AND 9. THE SURETIES UNDERSTAND THAT THE PROVISIONS OF PARAGRAPHS 8 AND 9 INVOLVE THE WAIVER OF CERTAIN CONSTITUTIONAL RIGHTS, AND ACKNOWLEDGE THAT THE SURETIES HAVE KNOWINGLY AND VOLUNTARILY WAIVED SUCH RIGHTS AFTER REVIEWING THE PROVISIONS OF PARAGRAPHS 8 AND 9 WITH THEIR ATTORNEY.

IN WITNESS WHEREOF, the Sureties have executed this Surety Agreement as of the day and year first above written.

Attest: (SEAL)	RB MANAGEMENT, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB DISTRIBUTION, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB MARK, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB VEST, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	MOTOR POWER INDUSTRIES, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	ALLPARTS, INC.

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest:	(SEAL)	DORMAN PRODUCTS
DISTRIBUTION LTD.
By:/s/ Thomas J. Knoblauch		By:/s/ Richard Berman

Name: Thomas J. Knoblauch General Partner: Dorman Management, Inc.

Title: Assistant Secretary Title: President	By:	Richard Berman

The undersigned, intending to be legally bound, hereby:

(a) Acknowledges and confirms that it has received an executed copy of this Surety Agreement and approves of and consents to it in all respects;

(b) Agrees to be bound by and to observe in its capacity as Debtor and as shareholder all provisions hereof and in particular will not cause or permit any breach of any covenants contained herein; and

(c) Agrees to cause any newly formed or acquired Subsidiary to sign and become a party to this Surety Agreement as a Surety, by execution and delivery to the Creditor of a joinder in form and substance satisfactory to the Creditor.

EXECUTED on the date first above written.

Attest: (Seal)	DORMAN PRODUCTS, INC. as Debtor

By:/s/ Thomas J. Knoblauch	By:/s/ Richard Berman

Name: Thomas J. Knoblauch	Name: Richard Berman

Title: Assistant Secretary Title: President and Chief Executive Officer

EXHIBIT A

RATIFICATION OF SURETY AGREEMENT

THIS RATIFICATION OF SURETY AGREEMENT is given as of this      day of      , 2006, by RB Management, Inc., RB Distribution, Inc. RB Mark, Inc., RB Vest, Inc., Motor Power Industries, Inc., Allparts, Inc., and Dorman Products Distribution Ltd. (collectively the “Sureties” and individually the “Surety”) to and in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank) for itself and as Agent for the Banks ( the “Creditor”).

Each Surety, intending to be legally bound hereby, (a) confirms and ratifies that certain Surety Agreement dated as of      , 2006 given to the Creditor, in order to induce the Creditor to extend credit to Dorman Products, Inc., (b) confirms that the Surety Agreement is in full force and effect and enforceable against it in accordance with its terms, and (c) confirms that the Obligations (as defined in the Credit Agreement) include without limitation the Seventh Amended and Restated Revolving Credit Note being executed and delivered to the Creditor on or about the date hereof.

Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement referenced in the Surety Agreement.

EXECUTED by a duly authorized officer on the date first above written.

Attest: (SEAL)	RB MANAGEMENT, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB DISTRIBUTION, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB MARK, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	RB VEST, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	MOTOR POWER INDUSTRIES, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest: (SEAL)	ALLPARTS, INC.

By:	By:

Name: Thomas J. Knoblauch Title: Assistant Secretary	Name: Richard Berman Title: President

Attest:	(SEAL)	DORMAN PRODUCTS DISTRIBUTION LTD.

By:		By:

Name: Thomas J. Knoblauch General Partner: Dorman Management, Inc.

Title: Assistant Secretary	By: Richard Berman Title: President